Dated as of April 30, 2018
HUNT MORTGAGE GROUP, LLC and FIVE OAKS INVESTMENT CORP.
MEMBERSHIP INTEREST PURCHASE AGREEMENT

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TABLE OF CONTENTS
Page
ARTICLE I DEFINITIONS........................................................................................................................................................................ 2

Section 1.1	Definitions ................................................................................................................................................................... 2
ARTICLE II SALE OF THE SELLER INTERESTS ................................................................................................................................ 4

Section 2.1	Sale of the Seller Interests ........................................................................................................................................... 4

Section 2.2	Closing ......................................................................................................................................................................... 5

Section 2.3	Payment of the Purchase Price .................................................................................................................................... 5

Section 2.4	Payment of the Accrued Interest ................................................................................................................................. 5
ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY ENTITIES5

Section 3.1	Organization; Authority; Non‑Contravention; Compliance ........................................................................................ 5

Section 3.2	Assets of the Company Entities; No Defaults or Delinquencies ................................................................................. 6

Section 3.3	No Conflicts; Consents ................................................................................................................................................ 6

Section 3.4	Capitalization of the Company Entities ....................................................................................................................... 6
Section 3.5 Licenses ....................................................................................................................................................................... 7

Section 3.6	Liabilities ..................................................................................................................................................................... 7

Section 3.7	CLO Co-Issuers ........................................................................................................................................................... 7
Section 3.8 Brokers and Finders ..................................................................................................................................................... 7

Section 3.9	Litigation ..................................................................................................................................................................... 7

Section 4.1	Organization; Authority; Non‑Contravention; Compliance ........................................................................................ 8

Section 4.2	No Conflicts; Consents ................................................................................................................................................ 9

Section 4.3	Brokers and Finders ..................................................................................................................................................... 9

Section 4.4	Arm's Length Transaction ............................................................................................................................................ 9
ARTICLE V SURVIVAL OF REPRESENTATIONS AND WARRANTIES; LIMITATION ON RECOVERIES ................................... 9

Section 5.1	Survival ....................................................................................................................................................................... 9
Section 5.2 Limitation on Recoveries ............................................................................................................................................ 9
ARTICLE VI COVENANTS OF PURCHASER ....................................................................................................................................... 10

Section 6.1	Primary Guarantor ...................................................................................................................................................... 10
ARTICLE VII CONDITIONS TO CLOSING .......................................................................................................................................... 10

Section 7.1	Mutual Conditions ...................................................................................................................................................... 10

Section 7.2	Conditions to Obligations of Seller ........................................................................................................................... 10

Section 7.3	Conditions to Obligations of Purchaser ...................................................................................................................... 11
ARTICLE VIII MISCELLANEOUS ........................................................................................................................................................ 12

Section 8.1	Assignment; Binding Effect ....................................................................................................................................... 12
Section 8.2 Choice of Law ........................................................................................................................................................... 12

Section 8.3	Consent to Jurisdiction and Service of Process; Waiver of Jury Trial and Certain Damages ................................... 12

Section 8.4	Notices ....................................................................................................................................................................... 12

Section 8.5	Headings .................................................................................................................................................................... 13

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Section 8.6	Fees and Expenses; Transfer Taxes ............................................................................................................................ 13

Section 8.7	Entire Agreement ....................................................................................................................................................... 14

Section 8.8	Interpretation ............................................................................................................................................................. 14

Section 8.9	Waiver and Amendment ............................................................................................................................................. 14

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THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement"), dated as of April 30, 2018 by and between HUNT MORTGAGE GROUP, LLC, a Delaware limited liability company ("Seller"), an indirect wholly owned subsidiary of Hunt Companies, Inc., a Delaware corporation, and FIVE OAKS INVESTMENT CORP., a Maryland corporation ("Purchaser"). Each of Seller and Purchaser is a "Party" and are referred to collectively herein as the "Parties."
RECITALS
WHEREAS, Seller is the owner of 100% of the outstanding equity interests (the "Seller Interests") in Hunt CMT Equity, LLC, a Delaware limited liability company (the "Company"), which is governed by that certain Limited Liability Company Agreement of the Company dated as of May 25, 2017 (the "LLC Agreement");
WHEREAS, the Company is the owner of all of the outstanding equity interests in and the sole trustee of Hunt Commercial Mortgage Trust, a Maryland real estate investment trust ("HCMT");
WHEREAS, as of the date hereof, HCMT owns all of the outstanding equity interests in: (i) Hunt CMT Finance, LLC, a Delaware limited liability company (the "HCMT Originator"), (ii) Hunt CRE 2017-FL1 Preferred, LLC, a Delaware limited liability company ("HCMT Preferred"), which owns all of the outstanding equity interests of Hunt CRE 2017-FL1, Ltd., a Cayman Islands corporation ("CLO Issuer"), and indirectly through CLO Issuer, Hunt CRE 2017-FL1, LLC, a Delaware limited liability company ("CLO Co-Issuer" and together with the CLO Issuer, the "CLO Co-Issuers"), which are collectively the co-issuers of certain commercial real estate collateralized loan obligations, (iii) Hunt CRE 2017-FL1 Seller, LLC, a Delaware limited liability company ("CLO Seller"), the seller of all mortgage assets to CLO Issuer, and obligor with respect to certain representations and warranties made to CLO Issuer relating to such sales and all future funding obligations related to participations acquired by CLO Issuer and (iv) Hunt CRE 2017-FL1 Advances, LLC, a Delaware limited liability company ("CLO Advances" and together with HCMT, HCMT Originator, CLO Seller, the CLO Co-Issuers and HCMT Preferred, collectively, the "Company Subsidiaries" and together with the Company, the "Company Entities"), the interest shortfall advancing agent;
WHEREAS, solely for U.S. federal income tax purposes, each of the Company, HCMT, HCMT Originator, HCMT Preferred, CLO Seller and CLO Advances are properly classified as entities disregarded as separate from Hunt Companies, Inc.;
WHEREAS, entry into this Agreement by Purchaser and the transactions contemplated hereby have been unanimously approved by the independent directors of the board of directors of Purchaser; and
WHEREAS, Seller desires sell to Purchaser, and Purchaser agrees to purchase from Seller, the Seller Interests, upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the Parties hereby agree as follows:
ARTICLE I

DEFINITIONS
Section 1.1    Definitions. For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, the following terms, when used in this Agreement and other documents delivered in connection herewith, have the meanings assigned to them in this Section 1.1.
"Accrued Interest" is defined in Section 2.1(b).
"Affiliate" means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person through the ownership of the voting securities, by Contract or otherwise.
"Agreement" is defined in the Preamble.
"Asset Manager" is defined in Section 7.2(e).
"Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.
"CLO Advances" is defined in the Recitals.

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"CLO Co-Issuer" is defined in the Recitals.
"CLO Co-Issuers" is defined in the Recitals.
"CLO Contracts" is defined in Section 3.7.
"CLO Issuer" is defined in the Recitals.
"CLO Seller" is defined in the Recitals.
"Closing" is defined in Section 2.2(a).
"Closing Date" is defined in Section 2.2(a).
"Code" means the Internal Revenue Code of 1986, as amended.
"Company" is defined in the Recitals.
"Company Entities" is defined in the Recitals.
"Company Subsidiaries" is defined in the Recitals.
"Contract" means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.
"Employee Benefit Plan" means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) and any other employee benefit plan, program or arrangement.
"Encumbrance" means any claim, encumbrance, pledge, security interest, lien, option, mortgage, deed of trust, hypothecation, conditional sale, or restriction (whether on voting, sale, transfer, disposition, or otherwise), whether imposed by Contract or understanding or Law, except for (i) any restrictions with respect thereto arising under the organizational documents of any entity and (ii) any restrictions on transfer generally arising under any applicable federal or state securities Law.
"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.
"GAAP" means United States generally accepted accounting principles as in effect from time to time, consistently applied throughout the periods presented.
"Governmental Entity" means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions and any governmental or non‑governmental self‑regulatory organization of which Seller or Purchaser or any Affiliate of any of the foregoing Persons, as applicable, is a member or to whose regulations any of the foregoing Persons is subject.
"HCMT" is defined in the Recitals.
"HCMT Originator" is defined in the Recitals.
"HCMT Preferred" is defined in the Recitals.
"Law" means any statute or law, rule, treaty or regulation and any decree, injunction, judgment, order, ruling, assessment or writ of any applicable Governmental Entity.
"License" is defined in Section 3.5.
"LLC Agreement" is defined in the Recitals.
"Organizational Documents" means (a) in the case of a Person that is a corporation, its articles or certificate of incorporation and its by-laws, regulations or similar governing instruments required by the Laws of its jurisdiction of formation or organization; (b) in the case of a Person that is a partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (c) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization, and its limited liability company agreement or operating agreement; and (d) in the case of a Person that is none of a corporation, partnership (limited,

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limited liability, general or otherwise), limited liability company or natural person, its governing instruments as required or contemplated by the Laws of its jurisdiction of organization.
"Party" is defined in the Preamble.
"Person" means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.
"Proceeding" means any legal, administrative, arbitral or other claim, judgment, order, ruling, writ, verdict, settlement, injunction, action, suit, audit, investigation, examination or inquiry by or before any Governmental Entity, or any other arbitration, mediation or similar proceeding.
"Purchaser" is defined in the Preamble.
"Purchase Price" is defined in Section 2.1(b).
"Purchaser Transaction Documents" is defined in Section 4.1(b).
"Seller" is defined in the Preamble.
"Seller Interests" is defined in the Recitals.
"Seller Transaction Documents" is defined in Section 3.1(b).
"Taxes" means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes or fees, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.
"Tax Returns" means any return, declaration, report, claim for refund, information return, or statement, including any schedule or attachment thereto, and including any amendment thereof.
"Transaction Documents" means, collectively, the Seller Transaction Documents and the Purchaser Transaction Documents.
ARTICLE II

SALE OF THE SELLER INTERESTS
Section 2.1    Sale of the Seller Interests. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the Seller Interests. At the Closing:
(a)    Seller shall sell, assign and transfer to Purchaser the Seller Interests, free and clear of all Encumbrances; and
(b)    Purchaser shall pay, in consideration for its purchase of the Seller Interests pursuant to Section 2.1(a) hereof, an amount equal to $68,050,066 (the "Purchase Price"). Purchaser shall also pay, in consideration for its purchase of the Seller Interests pursuant to Section 2.1(a) hereof, an amount equal to the net accrued interest held by the CLO Co-Issuers, CLO Seller and CLO Advances as of and through 11:59 p.m. EST on the date immediately prior to the Closing Date (the "Accrued Interest").
Section 2.2    Closing.
(a)    The closing of the transfer of the Seller Interests to Purchaser as contemplated by this Agreement (the "Closing") shall be consummated on the date of this Agreement (the "Closing Date") and concurrently with the execution and delivery thereof.
(b)    Deliveries by Seller. At the Closing, Seller shall deliver or cause to be delivered to Purchaser all documents required to be delivered by Seller on or prior to the Closing Date pursuant to this Agreement.
(c)    Deliveries by Purchaser. At the Closing, Purchaser shall deliver to Seller (i) the Purchase Price, as provided in Section 2.3 hereof; and (ii) all documents required to be delivered by Purchaser on or prior to the Closing Date pursuant to this Agreement.
Section 2.3    Payment of the Purchase Price. On the Closing Date, Purchaser will pay the Purchase Price to Seller by wire transfer in immediately available funds to such bank account as is designated in writing by Seller to Purchaser.

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Section 2.4    Payment of the Accrued Interest. Within three Business Days of Purchaser's receipt of the Accrued Interest, Purchaser will pay the Accrued Interest to Seller by wire transfer in immediately available funds to such bank account as is designated in writing by Seller to Purchaser.
ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY ENTITIES
Seller represents and warrants to Purchaser as of the date hereof as follows:
Section 3.1    Organization; Authority; Non‑Contravention; Compliance.
(a)    Organization. Each Company Entity has been duly organized and is validly existing and in good standing under the Laws of the jurisdiction of its formation, and has all requisite power and authority to own its respective assets and to carry on its business as it is now being conducted.
(b)    Authority. Seller has the requisite power and authority to enter into this Agreement and the other agreements to which it is or will be a party as contemplated by this Agreement (the "Seller Transaction Documents"), and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and the other Seller Transaction Documents, the performance of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly and validly authorized by Seller, and no other proceedings or approvals on the part of Seller are necessary to authorize this Agreement or the other Seller Transaction Documents or to consummate the transactions contemplated hereby or thereby. This Agreement and the other Seller Transaction Documents have been or will be at or prior to the Closing, duly executed and delivered by Seller and, assuming the due authorization, execution and delivery hereof by Purchaser, constitute, or will constitute at or prior to Closing, the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms, subject to applicable Laws affecting the enforcement of creditors' rights generally or by general equitable principles (whether considered in a Proceeding at law or in equity).
(c)    Approvals. No notice to, filing with, authorization of, exemption by, or consent or approval of, any Governmental Entity or any third party that has not been obtained or made is required to be obtained or made by Seller in connection with the execution and delivery of this Agreement and the other Seller Transaction Documents or the consummation by Seller of the transactions contemplated hereby and thereby.
Section 3.2    Assets of the Company Entities; No Defaults or Delinquencies. As of the date hereof, the assets of the Company Entities consist of, in their entirety, those assets contained on Schedule A hereto, which Schedule is true and correct in all material respects. Except as set forth on Schedule B hereto, no material defaults or delinquencies exist with respect to the assets of the Company Entities.
Section 3.3    No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the Seller Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of Seller or the Company Entities; (b) conflict with or result in a violation or breach of any provision of any Law applicable to Seller or the Company Entities; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Seller or the Company Entities is a party or by which Seller or the Company Entities is bound or to which any of their respective properties and assets are subject; or (d) result in the creation or imposition of any Encumbrance on any properties or assets of Seller or the Company Entities.
Section 3.4    Capitalization of the Company Entities. All of the outstanding equity interests of the Company Entities are validly issued, fully paid and nonassessable, have not been issued in violation of any preemptive or similar rights, and are owned by Seller, the Company or a Company Subsidiary as shown in the organizational chart attached as Schedule C hereto, free and clear of all Encumbrances. There are no outstanding securities or indebtedness convertible into or exchangeable or exercisable for any equity interests of any Company Entity, any rights to subscribe for or to purchase, or any agreements providing for the issuance (contingent or otherwise) of any equity interests of any Company Entity. Other than the Organizational Documents of the Company Entities, true and correct copies of which were provided or made available to the Purchaser prior to the date hereof, no Company Entity is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, limited liability company agreement or shareholders agreement, with respect to the sale or voting of any equity interests of any Company Entity or any securities convertible into or exchangeable or exercisable for any equity interests of any Company Entity.
Section 3.5    Licenses. Except as set forth on Schedule D hereto, each Company Entity has obtained and currently possesses, and is in compliance in all material respects with, all licenses, or other authorizations of any Governmental Entity necessary to carry on its business in all material respects as currently conducted (the "Licenses").
Section 3.6    Liabilities. Except for liabilities of the Company Subsidiaries incurred in connection with the issuance of commercial real estate obligations and/or related acquisitions of mortgage assets in accordance with applicable transaction documents, the Company and the Company Subsidiaries do not have any material liabilities required to be disclosed on a consolidated balance sheet in accordance with GAAP.
Section 3.7    CLO Co-Issuers. Attached as Schedule E hereto is a complete list of all of the Contracts to which the CLO Co-Issuers are a party that govern the commercial real estate collateralized loan obligations of either or both of the CLO Co-Issuers (the "CLO Contracts"). Each

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CLO Co-Issuer has performed its obligations under the CLO Contracts to which it is a party in all material respects and is in material compliance with all applicable Laws. The CLO Co-Issuers have not received, prior to the date hereof, any written notice from any Person claiming the CLO Co-Issuers are in breach of or have violated any of the CLO Contracts. True and correct copies of the CLO Contracts have been provided or made available to Purchaser prior to the date hereof.
Section 3.8    Brokers and Finders. Seller has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other Person to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.
Section 3.9    Litigation. There are no Proceedings pending or, to Seller's knowledge, threatened against any of the Company Entities, or their respective assets, properties and businesses, at law or in equity, and the Company Entities are not subject to any outstanding judgment, order, injunction, ruling, arbitration award or decree of any court or other Governmental Entity. There are no settlement or similar agreements with, and judgments, decrees, injunctions or orders of, any Governmental Entity to which the Company Entities or their respective assets, properties and businesses are bound.
Section 3.10    Taxes. All material Tax Returns required to have been filed by the Company Entities have been filed (taking into account extensions), and all such Tax Returns were correct and complete in all material respects. All material Taxes shown to be due on such Tax Returns have been paid or will be paid by the due date thereof. There is no action, suit, proceeding, investigation, audit or claim pending or threatened in writing with respect to any material Taxes of the Company Entities. Each of the Company Entities has complied with all applicable Laws relating to the payment and withholding of material Taxes and has duly and timely withheld and paid over to the appropriate taxing authorities all material amounts required to be so withheld and paid over.
Section 3.11    No Employees. The Company Entities do not have and have not had any employees and have not maintained and do not maintain any Employee Benefit Plan. The Company Entities have not had and do not have any liability to fund any Employee Benefit Plan.
Section 3.12    Tax. Solely for U.S. federal income tax purposes, each of the Company, HCMT, HCMT Originator, HCMT Preferred, CLO Seller and CLO Advances are properly classified as entities disregarded as separate from Hunt Companies, Inc.
Section 3.13    Arm's Length Transaction. The Purchase Price for the Seller Interests was negotiated in an arm's length commercial transaction. Seller further acknowledges that it has provided complete access to all information concerning the Company Entities that the Purchaser has requested in order for Purchaser to make, in its determination, an informed decision to enter into this Agreement and consummate the transactions contemplated hereby.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER
Purchaser represents and warrants to Seller as of the date hereof as follows:
Section 4.1    Organization; Authority; Non‑Contravention; Compliance.
(a)    Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland.
(b)    Authority. Purchaser has full corporate power and authority to enter into this Agreement and the other agreements to which it is or will be a party as contemplated by this Agreement (the "Purchaser Transaction Documents"), and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Purchaser of this Agreement and the other Purchaser Transaction Documents, the performance of its obligations hereunder and thereunder, and the consummation by Purchaser of the transactions contemplated hereby and thereby, have been duly and validly authorized by all requisite corporate action on the part of Purchaser, and no other proceedings or approvals on the part of Purchaser are necessary to authorize this Agreement or the other Purchaser Transaction Documents or to consummate the transactions contemplated hereby or thereby. This Agreement and the other Purchaser Transaction Documents have been or will be at or prior to the Closing, duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery hereof by Seller, constitute, or will constitute at or prior to Closing, the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to applicable Laws affecting the enforcement of creditors' rights generally or by general equitable principles (whether considered in a Proceeding at law or in equity).
(c)    Approvals. No notice to, filing with, authorization of, exemption by, or consent or approval of, any Governmental Entity or any third party that has not been obtained or made is required to be obtained or made by Purchaser in connection with the execution and delivery of this Agreement and the other Purchaser Transaction Documents or the consummation by Purchaser of the transactions contemplated hereby and thereby.
Section 4.2    No Conflicts; Consents. The execution, delivery and performance by Purchaser of this Agreement and the Purchaser Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of Purchaser; (b) conflict with or

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result in a violation or breach of any provision of any Law applicable to Purchaser; or (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Purchaser is a party or by which Purchaser is bound or to which any of its properties and assets are subject.
Section 4.3    Brokers and Finders. Purchaser has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other Person to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.
Section 4.4    Arm's Length Transaction. The Purchase Price for the Seller Interests was negotiated in an arm's length commercial transaction and Purchaser obtained an independent third-party valuation of the Seller Interests in connection with the transaction contemplated by this Agreement. Purchaser further acknowledges that it has had complete access to all information concerning the Company Entities necessary to conduct any investigation that Purchaser (acting through its board of directors, including the unanimous action of the independent directors of Purchaser's board of directors) deemed necessary in order to make an informed decision to enter into this Agreement and consummate the transactions contemplated hereby.
ARTICLE V

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; LIMITATION ON RECOVERIES
Section 5.1    Survival. The representations and warranties contained in this Agreement are the only representations and warranties being made by each Party, and no other representations or warranties, express or implied, are being made or may be relied upon by either Party in connection with this Agreement or the consummation of the transactions contemplated hereby. The representations and warranties of Seller contained in this Agreement shall survive the Closing for a period of one year.
Section 5.2    Limitation on Recoveries. In connection with any breach or breaches by Seller of the representations, warranties or covenants contained in this Agreement, in no event shall (i) Seller or any of Affiliates be liable for any special, exemplary, punitive or consequential damages and (ii) the aggregate amount payable by Seller or any of its Affiliates for any such claims exceed $3,402,503.
ARTICLE VI

COVENANTS OF PURCHASER
Section 6.1    Primary Guarantor. Purchaser shall, at the direction of Seller, use commercially reasonable efforts to substitute itself or an Affiliate thereof as the primary guarantor in place of Seller and relieve Seller of any and all obligations related to: (a) the indemnification obligations of Seller under the CLO Contracts, and any Contracts entered into after the date hereof, relating to obligations of CLO Seller to make future advances; and (b) the guaranty and indemnification obligations of Seller under the CLO Contracts, and any Contracts entered into after the date hereof, relating to mortgage asset purchases by CLO Issuer from CLO Seller. Seller agrees to give Purchaser prompt written notice of any Contracts entered into after the date hereof relating to (a) and/or (b) above.
ARTICLE VII

CONDITIONS TO CLOSING
Section 7.1    Mutual Conditions. The obligations of each of the Parties to effect the Closing shall be subject to the satisfaction (or waiver, in whole or in part, to the extent permitted by applicable Law, by each of the Parties jointly) on and as of the Closing Date of each of the following conditions:
(a)    all authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by any Law or Governmental Entity, necessary or required in order for the consummation of any of the transactions contemplated by this Agreement and which, if not obtained, made or occurring, would make any of the transactions contemplated hereby illegal, shall have been obtained, made or occurred;
(b)    in addition to the approvals specified above, any other required or necessary third party approvals in connection with the consummation of the transactions contemplated herein (including any necessary approvals from the Company) shall have been obtained and shall be in full force and effect; and
(c)    there shall not be in force any decree, injunction, judgment, order, ruling, assessment or writ of any applicable Governmental Entity, or any statute, rule or regulation issued or threatened by any applicable Governmental Entity, or any other action, Proceeding or litigation, in each case restraining, enjoining, prohibiting or materially delaying (or seeking to restrain, enjoin, prohibit or materially delay) the consummation of the transactions contemplated by this Agreement or the Transaction Documents.
Section 7.2    Conditions to Obligations of Seller. The obligations of Seller to effect the Closing shall be subject to the satisfaction (or waiver, in whole or in part, to the extent permitted by applicable Law, by Seller) on and as of the Closing Date of each of the following conditions:

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(a)    The representations and warranties of Purchaser shall be true and correct as of the Closing Date;
(b)    Purchaser shall have delivered the Purchase Price, and all other documents required to be delivered by Purchaser at or prior to the Closing under the terms of this Agreement;
(c)    Purchaser shall have delivered or caused to be delivered to Seller the Indemnification and Reimbursement Agreements, dated as of the date hereof, executed by Purchaser in favor of Seller;
(d)    Purchaser shall have delivered or caused to be delivered to Seller an Amendment to the Asset Management Agreement, dated as of the date hereof, between Hunt Investment Management, LLC, a Delaware limited liability company ("Asset Manager"), and Purchaser, in substantially the form attached hereto as Exhibit A; and
(e)    Purchaser shall have delivered or caused to be delivered to Seller a certificate of the Secretary or Assistant Secretary, as of the Closing Date, of Purchaser certifying (i) the Organizational Documents, (ii) good standing under the Laws of the jurisdiction of its formation, (iii) the minutes of the meeting of the independent directors of the board of directors, (iv) the minutes of the meeting of the full board of directors and (v) the names and signatures of the officers authorized to sign this Agreement and any other documents required to be delivered under the terms of this Agreement.
Section 7.3    Conditions to Obligations of Purchaser. The obligations of Purchaser to effect the Closing shall be subject to the satisfaction (or waiver, in whole or in part, to the extent permitted by applicable Law, by Purchaser) on and as of the Closing Date of each of the following conditions:
(a)    The representations and warranties of Seller shall be true and correct as of the Closing Date in all material respects;
(b)    Seller shall have delivered or caused to be delivered all documents required to be delivered by Seller at or prior to the Closing under the terms of this Agreement;
(c)    Seller has arranged to be delivered to Purchaser the tax advice of Clifford Chance US LLP, counsel for Seller, addressing a modification to the tax guidelines utilized by Asset Manager in substantially the form attached hereto as Exhibit B;
(d)    Seller shall have delivered or caused to be delivered to Purchaser an Amendment to the Asset Management Agreement, dated as of the date hereof, between Asset Manager and Purchaser, in substantially the form attached hereto as Exhibit A; and
(e)    Seller shall have delivered or caused to be delivered to Purchaser a certificate of the Secretary or Assistant Secretary, as of the Closing Date, of each of Seller, CLO Issuer and Asset Manager certifying (i) the Organizational Documents, (ii) good standing under the Laws of the jurisdiction of its formation, (iii) the consent, resolution or minutes of the members, shareholders, board of trustees or board of directors, as applicable, and (iv) the names and signatures of the officers authorized to sign this Agreement and any other documents required to be delivered under the terms of this Agreement.
ARTICLE VIII

MISCELLANEOUS
Section 8.1    Assignment; Binding Effect. This Agreement and the rights hereunder are not assignable by either Party unless such assignment is consented to in writing by the other Party. Subject to the preceding sentence, this Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.
Section 8.2    Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5‑1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 8.3    Consent to Jurisdiction and Service of Process; Waiver of Jury Trial and Certain Damages. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE PARTIES IRREVOCABLY (I) ACCEPT GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF THESE COURTS, (II) WAIVE ANY OBJECTIONS WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (I) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (III) AGREE THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT THEIR RESPECTIVE ADDRESSES PROVIDED IN ACCORDANCE WITH SECTION 8.4, AND (IV) AGREE THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE

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CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. THE PARTIES IRREVOCABLY WAIVE, AND AGREE TO CAUSE THEIR SUBSIDIARIES TO WAIVE, THE RIGHT TO TRIAL BY JURY IN ANY ACTION TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS AGREEMENT.
Section 8.4    Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, when sent by email, when sent by overnight courier service or when mailed by certified or registered mail, return receipt requested, with postage prepaid to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):
If to Seller:
Hunt Mortgage Group, LLC
230 Park Avenue, 19th Floor
New York, New York 10169
Attention: Michael Larsen and Mustafa Haque
Email:    michael.larsen@huntcompanies.com
    mustafa.haque@huntcompanies.com

With copies to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention: Steven Kolyer, Esq., Jay Bernstein, Esq. and Mike Kessler, Esq.
Email:    steven.kolyer@cliffordchance.com
    jay.bernstein@cliffordchance.com
    mike.kessler@cliffordchance.com
If to Purchaser:
Five Oaks Investment Corp.
c/o Hunt Investment Management, LLC
230 Park Avenue, 19th Floor
New York, New York 10169
Attention: Lead Independent Director

With copies to:
Dentons US LLP
1221 Avenue of the Americas
New York, New York 10020
Attention: Paul Tvetenstrand
Email: paul.tvetenstrand@dentons.com
Section 8.5    Headings. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.
Section 8.6    Fees and Expenses; Transfer Taxes. Except as otherwise agreed by the Parties, each Party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Any sales, use, stock transfer, real property transfer, real property gains, transfer, stamp, registration, documentary, recording or similar taxes together with any interest thereon, penalties, fines, fees, additions to tax or additional amounts with respect thereto arising out of the transactions contemplated hereby shall be borne equally by both Parties (and Purchaser shall prepare and file all necessary documentation and tax returns with respect to such taxes).
Section 8.7    Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the Parties with respect to such subject matter.
Section 8.8    Interpretation. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The word "Agreement" shall mean this Agreement as amended or supplemented. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The word "Dollar" and the symbol "$" mean United States Dollars. A reference to any legislation or to any provision of any legislation shall include any amendment to, any modification or re‑enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

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Section 8.9    Waiver and Amendment. Any provisions of this Agreement may be waived in writing at any time by a Party, and any of the provisions of this Agreement may be amended at any time by the mutual written agreement of the Parties. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
Section 8.10    Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. For purposes of this Agreement email signatures shall be deemed originals.
Section 8.11    Third-Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.
Section 8.12    Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.
Section 8.13    Publicity. Unless otherwise required by applicable Law or national securities exchange on which the securities of any of the Parties are listed or designated, no public announcement of, or any other statement or communication of any kind or nature regarding, this transaction shall be made without the express written mutual consent of the Parties.
Section 8.14    Tax Treatment. The Parties agree to treat, for U.S. federal income tax purposes, the transactions described in Section 2.1: (a) as a taxable sale by Hunt Companies, Inc. of all of the assets of the HCMT Originator, HCMT Preferred, CLO Seller and CLO Advances, including the equity and Class E Notes issued by CLO Issuer; and (b) immediately thereafter, a tax-deferred liquidation of CLO Issuer under Section 332 of the Code, resulting in CLO Issuer becoming a "qualified REIT subsidiary" of Purchaser within the meaning of Section 856(i) of the Code.
Section 8.15    Further Assurances. Each Party shall, from time to time, at the request of the other Party and without further consideration, execute and deliver further instruments and take such other actions as the requesting Party may reasonably require to effectuate the transactions as contemplated by the Transaction Documents and otherwise satisfy the obligations of the Parties hereunder.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.
SELLER:
HUNT MORTGAGE GROUP, LLC,
a Delaware limited liability company

By:	/s/ Michael Larsen Name: Michael Larsen Title: Chief Financial Officer
PURCHASER:
FIVE OAKS INVESTMENT CORP.,
a Maryland corporation

By:	/s/ James P. Flynn Name: James P. Flynn Title: Chief Executive Officer

[Signature Page to Membership Interest Purchase Agreement]

EXHIBIT A

Exhibit A

EXHIBIT B

Exhibit B

SCHEDULE A

Schedule A

SCHEDULE B

Schedule B

SCHEDULE C

Schedule C

SCHEDULE D

Schedule D

SCHEDULE E

Schedule E